ASSET SALE AGREEMENT

DATE

THIS AGREEMENT is made on the date set out in item 1 of the schedule.

PARTIES

BETWEEN the parties described in item 2 of the schedule.

RECITALS

A	The Vendor owns and uses the Assets in its Business.

B	The Vendor has agreed to sell and the Purchaser has agreed to purchase the Assets subject to the terms and conditions of this agreement.

AGREEMENT

THE PARTIES AGREE THAT:

1	INTERPRETATION

	1.1	Definitions

In this agreement, unless the subject or the context otherwise requires:

		(a)	‘ASSETS’ means the assets as described in item 4 of the schedule;

		(b)	‘BUSINESS’ means the business conducted by the Vendor as described in item 3 of the schedule;

		(c)	‘COMPLETION DATE’ means the date specified in item 5 of the schedule or such other date as agreed in writing between the Vendor and the Purchaser;

		(d)	‘DEPOSIT’ means the amount set out in item 7 of the schedule;

		(e)	‘PURCHASER’ means the person so described in item 2 of the schedule;

		(f)	‘PURCHASE PRICE’ means the price as specified in item 6 of the schedule; and

		(g)	‘VENDOR’ means the person so described in item 2 of the schedule.

	1.2	Construction

In this agreement, unless the subject or the context otherwise requires:

		(a)	words importing the singular include the plural and vice versa;

		(b)	words importing one gender include the other gender;

		(c)	a reference to any party or other person includes that person’s successors and permitted assigns;

		(d)	a reference to a statute, ordinance or other legislation includes any amendment, replacement or re-enactment for the time being in force and includes all regulations, by-laws and statutory instruments made thereunder;

		(e)	a reference to this or any other document includes a reference to that document as amended, supplemented, novated or replaced from time to time;

		(f)	a reference to a recital, clause or schedule is a reference to a recital, clause or schedule of this agreement;

		(g)	a reference to writing includes all means of reproducing words in a tangible and permanently visible form;

		(h)	a reference to time is a reference to time in the State specified in item 8 of the schedule;

		(i)	a reference to a person includes a natural person, corporation, partnership, trust, estate, joint venture, sole partnership, government or governmental subdivision or agency, association, cooperative and any other legal or commercial entity or undertaking;

		(j)	the headings in this agreement do not affect its interpretation; and

		(k)	the recitals and the schedule form part of this agreement.

2	SALE AND PURCHASE

	2.1	The Vendor agrees to sell and the Purchaser agrees to buy from the Vendor all the Vendor’s right, title and interest in the Assets for the Purchase Price.

3	PURCHASE PRICE

	3.1	The Purchase Price is payable on the date set out in item 1 of the schedule.

	3.2	Any money payable in accordance with this agreement will be made or tendered in Australian currency either in cash or by a draft or cheque drawn by a bank as defined by the Banking Act 1959.

4	OBLIGATIONS OF VENDOR

	4.1	Until the Completion Date the Vendor will inform and keep the Purchaser informed of any matter which materially affects the Business and will consult the Purchaser before taking any action in respect of such matter.

	4.2	The Vendor agrees that until the Completion Date it will not, except where such action or activity is in the ordinary course of business:

(a) enter into any abnormal or unusual transactions relating to or adversely affecting any or all of the Assets;

(b) incur any liabilities in relation to any or all of the Assets;

(c) grant or agree to grant any encumbrance over any or all of the Assets.

5	PROPERTY AND POSSESSION

	5.1	Possession of the Assets will be given to the Purchaser on the Completion Date.

	5.2	Until the Completion Date all Assets are at the risk of the Vendor.

6	RESERVED

7	VENDOR’S WARRANTIES

	7.1	The Vendor warrants that the Assets:

(a) are the Vendor’s sole and absolute property and are not subject to any encumbrance;

(b) will be in substantially the same state and condition (fair wear and tear excepted) at the Completion Date as at the date of this agreement.

8	GST

	8.1	GST definitions

For the purpose of this Clause 8:

(a) ‘GST’ means GST within the meaning of the GST Act;

(b) ‘GST Act’ means the A New Tax System (Goods and Services Tax) Act 1999 (as amended);

(c) expressions set out in italics in this clause bear the same meaning as those expressions in the GST Act.

	8.2	Amounts otherwise payable do not include GST

To the extent that a party makes a taxable supply in connection with this agreement, except where express provision is made to the contrary, and subject to this Clause 8, the consideration payable by a party under this agreement represents the value of the taxable supply for which payment is made.

	8.3	Liability to pay GST

Subject to Clause 8.4, if a party makes a taxable supply in connection with this agreement for a consideration which under Clause 8.2 represents its value, then the party liable to pay for the taxable supply must also pay, at the same time and in the same manner as the value is otherwise payable, the amount of any GST payable in respect of the taxable supply.

	8.4	Tax invoice

A party’s right to payment under Clause 8.3 is subject to a valid tax invoice being delivered to the party liable to pay for the taxable supply.

	8.5	GST warranties

If, in connection with this agreement, rights or benefits under or in connection with any other agreement are conferred on the Purchaser, or if obligations owed under any other agreement are assumed by the Purchaser, including assumption or conferral by way of assignment or novation, the Vendor warrants that, if any GST is liable to be paid in connection with any taxable supply made by the Purchaser under that other agreement (including that other agreement as assigned or novated), the Purchaser is or will be entitled to recover from the party required to pay for the taxable supply, an amount so that after meeting any liability to pay GST, the Purchaser retains the same amount as if GST was not payable in connection with the taxable supply.

9	MISCELLANEOUS

	9.1	Further acts

Each party agrees to do all things that may be necessary or desirable to give full effect to every part of this agreement if asked in writing by another party to do so.

	9.2	Assignment

Neither the rights nor the obligations of any party under this agreement may be assigned, transferred, subcontracted or otherwise disposed of, in whole or in part, without the prior written consent of the other parties.

	9.3	Waiver

No waiver by any party of any default in the strict and literal performance of or compliance with any provision, condition or requirement of this agreement is to be deemed to be a waiver of strict and literal performance of and compliance with any other provision, condition or requirement in this agreement, nor to be a waiver of or in any manner release any party from strict and literal performance of and compliance with any provision, condition or requirement in the future, nor will any delay or omission of any party to exercise any right in any manner impair the exercise of any such right accruing to such party thereafter.

	9.4	Notice

Any notice, demand or other communication to be given or required to be made pursuant to this agreement is to be in writing and is to be given by post, facsimile or hand to a party at the party’s address as set out in item 2 of the schedule or at such other address or facsimile number as is notified by one party to the other.

	9.5	Costs

Each party is responsible for its own costs in relation to the preparation and execution of this agreement.

	9.6	Stamp duty

The Purchaser must bear and is responsible for all stamp duty on or in respect of:

(a) this agreement;

(b) the sale, purchase or assignment of any property or interest under this agreement; and

(c) any instrument or transaction contemplated by this agreement.

	9.7	Provisions severable

If any provision of this agreement is invalid, illegal or unenforceable in any respect the validity, legality and enforceability of the remaining provisions will not be affected and such invalid, illegal or unenforceable provision is to be severed from this agreement.

	9.8	Governing law

This agreement is governed by and construed in accordance with the laws of the State specified in item 8 of the schedule and the parties irrevocably submit to the jurisdiction of the courts of that State.

	9.9	Entire agreement

This agreement sets out the entire agreement and understanding between the parties with respect to the subject matter of this agreement and supersedes all prior agreements, understandings and representations.

SIGNATURES

EXECUTED by the parties.

EXECUTED by

Camtech Investments Pty Ltd as trustee for Munro Family Trust

ABN 98 863 980 372

in accordance with section 127(1) of the

Corporations Act 2001 (Commonwealth)

by authority of its directors:

/s/ D Munro
Signature of Director/~~Secretary~~* of Vendor	Signature of Director of Vendor

*delete whichever is not applicable

Office held	Office held

Darryl James Munro
Name of Director/~~Secretary~~* of Vendor	Name of Director of Vendor
(in block letters)	(in block letters)

*delete whichever is not applicable

EXECUTED by

Novagen Precision Engineering Pty Ltd.

ABN 16 155 194 228

in accordance with section 127(1) of the

Corporations Act 2001 (Commonwealth)

by authority of its directors:

/s/ Micheal P. Nugent
Signature of Director/~~Secretary~~* of Purchaser	Signature of Director of Purchaser

*delete whichever is not applicable

Office held	Office held

Micheal P. Nugent
Name of Director/~~Secretary~~* of Purchaser	Name of Director of Purchaser
(in block letters)	(in block letters)

*delete whichever is not applicable

SCHEDULE

ITEM 1

Date of Agreement:	December 27, 2013

ITEM 2

Parties (Heading and Clause 10.4):

Vendor:	Camtech Investments Pty Ltd
as trustee for Munro Family Trust
ABN 98 863 980 372
c/- 47 Nerang Street, Nerang in the state of Queensland, Australia

Purchaser:	Novagen Precision Engineering Pty Ltd.
ABN 16 155 194 228
5/142 Signanto Drive, Helensvale in the state of
Queensland, Australia

ITEM 3

Business (Recital A and Clause 1.1(b)):	Engineering Workshop

ITEM 4

Assets (Clause 1.1(a)):	All of the following equipment as set forth below:

	Quantity	Description
	1	Lathe
	1	Supermax YCM-85A CNC
	1	Dongawoo Chuck
	1	ISO-40 Metric R/Angle
	1	Colchester Lathe
	1	Hydraulic Press
	1	Extron Machine Centre
	1	Tapping Arm
	1	Airtower Compressor
	1	Heine 55A Press
	1	Direct 30mm Mill Drill
	1	SAIMP Milling Machine
	1	Cosen X-300NC Auto Bandsaw
	1	Gibbscam Software and Dongle
	1	Forklift
	1	Miscellaneous tools and accessories

ITEM 5

Completion Date (Clause 1.1(c)):	December 27, 2013

ITEM 6

Purchase Price (Clauses 1.1(f) and 4.1):	A$270,000

ITEM 7

Deposit (Clauses 1.1(d) and 4.1(a)):	$NIL

ITEM 8

Time and Governing law

(Clauses 1.2(h) and 10.8):	Queensland, Australia

ITEM 9

Conditions precedent (Clause 2.1):	NIL